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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   April 18, 2001


                          Shelbourne Properties I, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-16345                     04-3502384
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(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

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                               5 Cambridge Center
                                    9th Floor
                         Cambridge, Massachusetts 02142
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                    (Address of Principal Executive Offices)

                  Registrant's telephone number (617) 234-3000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report


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ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS.

On April 18, 2001, the merger of Integrated Resources High Equity Partners, Series 85, A California Limited Partnership ("High Equity") with and into Shelbourne Proeprties I L.P.was consummated in accordance with the terms set forth in the Registrant's Registration Statement on Form S-4, as amended. Pursuant to the terms of the merger each outstanding limited partnership unit in High Equity has been converted into three shares of common stock of the Registrant. Trading in the shares of common stock of the Registrant is expected to commence on the American Stock Exchange in the early part of May.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SHELBOURNE PROPERTIES I, INC.


                                     By: /s/ Michael L. Ashner
                                         ---------------------------------
                                          Name:  Michael L. Ashner
                                          Title: President

Dated:  April 18, 2001